SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K


CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 28,1998.


	                         Sheldahl, Inc.
   (Exact name of Registrant as specified in its charter)


           Minnesota         		    0-45              41-0758073
(State or other jurisdiction 		(Commission      		(I.R.S. Employer
      of incorporation)     			File Number) 	    Identification No.)


       1150 Sheldahl Road
       Northfield, Minnesota				                55057
(Address of principal executive offices)	    	(Zip Code)


Registrant's telephone number, including area code: (507) 663-8000
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Item 5.  Other Events.

	On July 28, 1998, Sheldahl, Inc. (the Company) and Molex Incorporated (Molex) formed a joint venture to design, market and assemble modular interconnect systems to replace wiring harnesses in primarily the automotive market. The new company was named Modular Interconnect Systems, L.L.C. and it is a Delaware limited liability company (Modular Interconnect). Modular Interconnect will utilize proprietary flexible products developed by the Company and proprietary connectors developed by Molex in the development of the new modular interconnect system as an alternative to conventional automotive wiring harnesses and flex circuit assemblies. The Company and Molex will supply their respective products to Modular Interconnect pursuant to long-term supply contracts.

	The Company owns 40% and Molex owns 60% of Modular Interconnect. Each party has a right of first refusal with respect to the other party's ownership interest. Modular Interconnect is being funded by contributions from the Company and Molex. Certain development costs of those components to be designed and developed by Sheldahl for the new systems will also be reimbursed by Molex and other development costs may be funded by loans from Molex. Both the Company and Molex granted Modular Interconnect a non-exclusive license to certain of their intellectual property for purposes of producing the new modular interconnect systems. Each license takes effect and is contingent upon a change of control of the Company or Molex and the purchase of such person's membership interest in Modular Interconnect.

	Modular Interconnect is managed by five managers, three of whom are designated by Molex and two by Sheldahl. Certain transactions require the approval of the majority of managers designated by each party.

	The Limited Liability Company Agreement of Modular Interconnect is filed herewith as Exhibit 10.1. The Company has requested that certain portions of the Agreement be granted confidential treatment by the Commission. Accordingly, certain portions of the Agreement have been deleted and replaced by brackets with asterisks.

	There can be no assurance that the joint venture will be successful or that the new products will gain market acceptance or be commercialized, if at all, in a profitable manner by Modular Interconnect. In addition, some statements made herein may be forward-looking and subject to risks and uncertainties such as those included in the Company's annual report, 10-K, 10-Q and other SEC filings, as well as the risks and uncertainties inherent in embarking upon a new joint venture for the purpose of developing a new product.

	The foregoing is only a summary of the Agreement which is filed with this report as an exhibit. The foregoing summary is qualified in its entirety by reference to the full text and terms of the Agreement.

Item 7.	Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibit 10.1 (*)	Limited Liability Company Agreement of Modular
Interconnect Systems, L.L.C., dated July 28, 1998, without exhibits.

		Exhibit 99.1(**)	Press Release, dated July 28, 1998.
		________________

		(*) Certain portions of this Exhibit have been deleted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2. Spaces corresponding to the deleted portions are represented by brackets with asterisks.

		(**)	Incorporated by reference to Exhibit 4.5 to the Company's
Current Report on Form 8-K filed with the SEC on August 18, 1998.

SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


						Sheldahl, Inc.



						By	/s/ John V. McManus
							John V. McManus
							Vice President-Finance
Dated: August 28, 1998.
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